Ohio National Fund, Inc.

Supplement dated May 24, 2022

to the Prospectus dated April 29, 2022

The following supplements and amends the prospectus dated April 29, 2022:

ON Moderately Conservative Model Portfolio

ON Balanced Model Portfolio

ON Moderate Growth Model Portfolio

ON Growth Model Portfolio

Under the section “Management,” references to Gary Rodmaker are amended to read as follows:

Gary Rodmaker, CFA, FLMI, Senior Vice President, Fixed Income Securities for Ohio National Life, has been a portfolio manager for the Portfolio since March 2017.

Fund Management

The information in the section “Management of Portfolios” is deleted in its entirety and replaced with the following:

Gary Rodmaker is President of the Adviser. He is portfolio manager of the ON Moderately Conservative Model Portfolio, ON Balanced Model Portfolio, ON Moderate Growth Model Portfolio and ON Growth Model Portfolio. Mr. Rodmaker has been Senior Vice President, Fixed Income Securities for Ohio National Life since 2021. Prior to that, Mr. Rodmaker was Vice President, Fixed Income Securities since 2014. Prior to joining Ohio National Life, Mr. Rodmaker was Managing Director, Fixed Income, Derivatives and Index at Ameritas Investment Advisors and its predecessors, where he served from 1989 to 2014. Mr. Rodmaker was also Vice President of Union Central Life from 1996 to 2014. Mr. Rodmaker is a Chartered Financial Analyst and Fellow, Life Management Institute. Mr. Rodmaker earned a Bachelor of Science in Business Administration from Xavier University.

The Fund’s SAI provides information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Manager and the Portfolio Managers’ ownership of the Fund’s shares.

Although each Portfolio is currently managed by the Adviser, the Adviser may hire sub-advisers or consultants to provide day-to-day portfolio management or analysis for a Portfolio in the future. The Fund and the Adviser have received an exemptive order from the SEC that permits the Adviser, subject to certain conditions, to appoint, dismiss and replace sub advisers and to amend sub-advisory agreements subject to the approval of the Fund’s Board of Directors and without obtaining shareholder approval. In these circumstances, shareholders would receive notice of such action, including information concerning any new sub-adviser. The Portfolios may not rely on the exemptive order with respect to sub advisers that are affiliated with the Adviser.

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Please retain this supplement with your Prospectus for future reference.